Exhibit 10.31(b) Amended and Restated Stockholders' Agreement among Technology Service Group, Inc., Wexford Partners Fund, L.P., Acor, S.A., Firlane Business Corp. and A.T.T. IV, N.V.



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                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT

     This Agreement, dated as of May 15, 1996, amends and restates that certain STOCKHOLDERS' AGREEMENT, dated as of October 31, 1994, among TECHNOLOGY SERVICE GROUP, INC., a Delaware corporation (the "Company"), WEXFORD PARTNERS L.P., a Delaware limited partnership (the "Majority Stockholder"), and Acor, S.A., a French corporation, and Firlane Business Corp., a Swiss corporation, (each an Original "Minority Stockholder", and together with the "Majority Stockholder" and the "New Minority Stockholder," as defined below, the "Investment
Stockholders")  and  A.T.T.  IV,  N.V.,  a  Netherlands   Antilles   corporation
("ATTIV").

                              W I T N E S S E T H :

     WHEREAS, pursuant to that certain Agreement and Plan of Merger, dated October 11, 1994, among the Majority Stockholder, TSG Acquisition Corporation, the Company and the shareholders of the Company named therein, as amended on the date hereof, the Majority Stockholder received one share (the "Merger Shares") of the Company's common stock, par value $.01 per share (the "Common Stock"); and

     WHEREAS, pursuant to that certain Investment Agreement, dated as of October 31, 1994, among the Majority Stockholders, the Company and the Minority Stockholders, the Majority Stockholder acquired 2,730,000 shares of Common Stock and the Original Minority Stockholders acquired an aggregate of 770,000 shares of Common Stock (the "Investment Shares, and together with the Merger Shares and the shares being sold to the New Minority Stockholder, the "Securities"); and

     WHEREAS, the Company, the Majority Stockholder, the Original Minority Stockholders and ATTIV (the "New Minority Stockholder" and, together with the Original Minority Stockholders, the "Minority Stockholders") have entered into a Stock Purchase and Option Agreement (the "Stock Purchase Agreement"), pursuant to which, among other things, the New Minority Stockholder will acquire a total of 366,300 shares of Common Stock from the Majority Stockholder and the Original Minority Stockholders (the "Stock Purchase Agreement");

     WHEREAS, the transactions contemplated by the Stock Purchase Agreement are scheduled to close concurrently with an underwritten public offering by the Company of its equity securities (the "Closing Date");

     WHEREAS, the execution and delivery of this Agreement by the parties thereto is a condition to the transactions contemplated by the Stock Purchase Agreement, and is an inducement therefor;

     WHEREAS, the parties hereto desire to enter into certain arrangements with respect to the disposition of their shares of Common Stock and to provide, under certain circumstances, for the registration of such shares under the Securities Act of 1933, as amended (the "Securities Act").

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Transfers Restricted. The Investment Stockholders shall not sell, assign, transfer, mortgage, pledge, hypothecate or in any way dispose of or encumber (collectively, "transfer" or a "Transfer") any or all of the Securities whether for consideration or otherwise, that may now or hereafter be owned by any such holder, except in accordance with the provisions of this Agreement.

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     2. Right of First  Refusal.  (a) Upon receipt by any  Minority  Stockholder
(the "Selling Stockholder") of a bona fide offer to purchase all of or any portion of the Securities held by such Selling Stockholder, the Selling Stockholder shall, if it intends to accept such offer (a "Bona Fide Offer"), promptly offer in writing (the "Reoffer") to sell such securities to the Majority Stockholder upon terms and conditions no less favorable to the Selling Stockholder than those contained in the Bona Fide Offer. The Bona Fide Offer shall be reflected in written form and a copy of the Bona Fide Offer shall be attached to the Reoffer. The Bona Fide Offer shall not be accepted by the Selling Stockholder, except as hereinafter provided. The Reoffer may be accepted by the Majority Stockholder at any time within 30 days following its receipt (the "Reoffer Period"). To be effective, acceptance of the Reoffer must be unconditional and for the full amount of Securities offered. The Reoffer may be accepted by notice to the Selling Stockholder prior to the expiration of the Reoffer. Any such Reoffer shall be irrevocable unless otherwise consented to by the relevant Selling Stockholder. An offer to the Selling Stockholder shall not be considered Bona Fide unless the proposed purchaser has the financial ability to effect the transaction.

     (b) If the proposed consideration under the Bona Fide Offer is entirely cash, the aggregate purchase price to be paid for such Securities if purchased by the Majority Stockholder in accordance with this Section 2 shall be equal to such proposed cash consideration. If the Bona Fide Offer is other than entirely for cash (a "non-cash offer"), the Majority Stockholder shall, if he elects to accept the Reoffer, propose terms of purchase that are the economic equivalent of those contained in the Bona Fide Offer. For purposes of evaluating the economic equivalence of a non-cash Bona Fide Offer, the following shall apply:

          (i) If the Bona Fide Offer includes securities for which a Market Price (as hereinafter defined) for such security can be determined under sub-clauses (iii) (A), (B) or (C) of this Section 2(b), the value of the Bona Fide Offer shall, to the extent it consists of such securities, equal the Market Price for such securities determined in accordance with such clauses (A), (B) or (C), as the case may be.

          (ii) If the Market Price of the Securities offered under a Bona Fide Offer cannot be determined in accordance with clause (i) above, the value of securities of the Company sought to be purchased under a Bona Fide Offer that are not "restricted securities" within the meaning of the 1933 Act and the regulations promulgated thereunder and that may be then sold in the open market (including securities that may then be sold pursuant to Rule 144 under the 1933 Act) shall equal the Market Price, and as to the securities of the Company that are "restricted securities" under the 1933 Act and the regulations promulgated thereunder and that may not then be sold pursuant to Rule 144 under the 1933 Act, the price of such securities shall equal 80% of the Market Price.

          (iii) The term "Market  Price" for each  security  valued under clause
     (i) above and for each share of Common Stock covered by the Bona Fide Offer under clause (ii) above shall mean:

               (A) if such security is listed on a national securities exchange, a price equal to the average closing sales price on such exchange for each day during the 20 business days preceding the day on which the Reoffer is first accepted; or

               (B) if not so listed under (A) and such security is quoted on the NASDAQ System (as defined in Section 6), a price equal to the average of the average bid and asked prices quoted on such system (or, if the primary prices quoted on such system are prices of actual sales, then the average of the closing sales prices listed on such system) each day during the 20 business days preceding the day on which the Reoffer is first accepted; or

               (C) if not so listed or quoted under (A) or (B) and such security is traded in the over-the-counter market, a price equal to the average of the average bid and asked prices quoted in the "pink sheets"

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

          published by the National Quotation Bureau, Inc. each day during the 20 business days preceding the day on which the Reoffer is first accepted.

          (iv) If the value of a non-cash Bona Fide Offer cannot be determined by the above or otherwise agreed to by the parties, then the question of valuation shall be referred to and finally settled by arbitration pursuant to Section 12 hereof. If, in connection with any such arbitration, it shall be determined that the terms of the Majority Stockholder's acceptance of the Reoffer are not the economic equivalent of the Bona Fide Offer, the Selling Stockholder may sell its Securities pursuant to the Bona Fide Offer within the next 30 days.

     (c) The purchase price for the Securities purchased pursuant to a Reoffer shall be payable within 30 days after the exercise of such right to purchase by the Majority Stockholder, unless such notice has been referred to arbitration under Section 2(b)(iv) above, in which case payment shall be made within 30 days of the date of an arbitration award, at which time the Selling Stockholder shall deliver to the Majority Stockholder certificates or instruments representing the securities being purchased, duly endorsed for transfer to the Majority Stockholder. If the purchase price is not paid in full within said 30 days (or any longer period agreed to in writing by the Majority Stockholder and the Selling Stockholder), the Selling Stockholder may (but shall not obligated to) sell the relevant Securities in accordance with the relevant Bona Fide Offer and without any obligation to the Majority Stockholder in connection with the latter's Reoffer. Time is of the essence with respect to the period(s) specified in this clause (c) and clause (d) following.

     (d) Upon the expiration of the Reoffer Period without such Reoffer being accepted (or if accepted but the purchase price therefor is not tendered by the Majority Stockholder within the period provided by clause (c) above), the Selling Stockholder shall be free to accept the Bona Fide Offer upon the following conditions:

          (i) the third person or persons so acquiring such securities shall prior to such acquisition agree in writing with the Investment Stockholders to hold such securities subject to and in accordance with all of the terms, provisions and conditions contained in this Agreement to the same extent as if such person(s) originally executed this Agreement and such person shall thereupon be deemed to be a party to this Agreement, as a Minority Stockholder, for all purposes hereof in lieu of (if all Securities of the Selling Stockholder have been sold and such Selling Stockholder holds no Warrants capable of being exercised) or in addition to (if the Selling Stockholder retains any such Securities or Warrants) the Selling Stockholder;

          (ii) the conclusion of the transaction contemplated by the Bona Fide Offer shall have been effected within 30 days after the later of the expiration of the Reoffer, or the date of an arbitration award pursuant to
     Section 2(iv), and if not so effected within such 30 day period, the Bona Fide Offer shall be deemed to have terminated at the end of such period;

          (iii) if the amount of a Bona Fide Offer should be reduced, or if any of its terms or provisions should be otherwise changed (other than an increase in the price of the offer), then the Bona Fide Offer shall be treated as a new offer and may not be accepted unless the provisions of this Section 2 shall have been complied with and a new Reoffer made with respect thereto; and

          (iv) the Selling Stockholder shall not be relieved of any of its obligations hereunder arising prior to such transfer but the Selling
     Stockholder shall be relieved of any obligation under this Agreement arising subsequent to such transfer.

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     3. Drag Along/Tag Along Rights. (a) If at any time the Majority Stockholder proposes to sell any or all Securities owned by it to one or more Persons not affiliated (such term and its correlatives, as used herein, to be used with the same effect as the term "affiliate" as defined in Rule 144 promulgated under the Securities Act (as hereafter defined) and its correlatives) with the Majority Stockholder (a "Third Party" or the "Third Parties") (the "Third Party Offer"), then (i) the Majority Stockholder may, at its option, exercisable in its absolute discretion, require each of the Minority Stockholders to sell all (if the Majority Stockholder is selling all, unless such Minority Stockholder shall consent otherwise)or a proportionate amount (if the Majority Stockholder is selling less than all, unless such Minority Stockholder shall consent otherwise) of their Securities to the Third Party or Third Parties for the same consideration per share to be received by the Majority Stockholder in the
transaction   in  which  the  Third   Party  Offer  is  made  (the  "Drag  Along
Transaction") and to require the Minority Stockholders (other than the New Minority Stockholder and persons or entities directly or indirectly acquiring Securities from the New Minority Stockholder ("NMS Transferees")) to make such representations, warranties, covenants and agreements to the buyer as are customary in transactions of a similar nature and not more onerous than those made by the Majority Stockholder in the documents pertaining to the Drag Along Transaction; (the only representation, warranty, covenant or agreement that the New Minority Stockholder or any NMS Transferee shall be required to make in such situation are the representations that (i) it is the legal and beneficial owner of the Securities being sold by it and that it has not pledged or previously assigned or otherwise transferred said Securities or any interest therein) and
(ii) each Minority  Stockholder,  in its individual and absolute discretion may,
at  its  option,   require  the  Majority   Stockholder  to  include  all  or  a
proportionate amount of the Securities owned by such Minority Stockholder in any sale to a Third Party or Third Parties for the same consideration per share to be received by the Majority Stockholder in such transaction (the "Tag Along Transaction"). In any Tag Along Transaction, the Minority Stockholder (other than the New Minority Stockholder and persons or entities directly or indirectly acquiring Securities from the New Minority Stockholder ("NMS Transferees")) shall make such representations, warranties, covenants and agreements to the buyer as are customary in transactions of a similar nature and not more onerous than those made by the Majority Stockholder in the documents pertaining to the Tag Along Transaction (the only representation, warranty, covenant or agreement that the New Minority Stockholder or any NMS Transferee shall be required to make in such situation are the representations that (i) it is the legal and beneficial owner of the Securities being sold by it and that it has not pledged or previously assigned or otherwise transferred said Securities or any interest therein). In any transaction subject to Section 3 hereof that involves the purchase and sale of less than all of the securities owed by the Majority Stockholder, then the Minority Stockholders (x) shall in any Drag Along Transaction, be required to sell a proportionate amount of their Securities to
the  Third  Party  or  (y)  may,  in  any  Tag  Along  Transaction,   include  a
proportionate amount of their Securities to the Third Party; provided, however, with respect to this clause (y) if, after giving effect to the proposed Tag Along Transaction, the percentage of the Company's Common Stock then held by the Majority Stockholder is less than 15% of the number of such shares held on the Closing Date, after giving effect to the transactions occurring on such date (with equitable adjustments being made for any stock splits, reverse splits or like transactions), then each Minority Stockholder may require the Majority Stockholder to include all of such Minority Stockholder's Securities in the sale to the Third Party at the same price per share as the Third Party is paying for the other Securities of such Minority Stockholder.

     (b)(i) The Majority Stockholder shall cause the Third Party Offer to be reduced to writing and shall provide a written notice (the "Transfer Notice") of such Third Party Offer to the Company and the Minority Stockholders. The Transfer Notice shall contain written notice of the exercise, if such election is made, of the Majority Stockholder's rights pursuant to Section 3(a)(i) and shall set forth the consideration per share of Securities to be paid to the Majority Stockholder by the Third Party or Third Parties, and all of the other terms and conditions of the Third Party Offer. If the Majority Stockholder fails to state in the Transfer Notice that it is electing to exercise its rights under
Section 3(a)(i) above then, within ten (10) days following the receipt of such Transfer Notice, the Minority Stockholder may furnish written notice to the Majority Stockholder of their intention to exercise their rights under Section 3(a)(ii) hereof.

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     (ii) Following  reasonable prior notice to the Minority  Stockholder of the proposed  closing of the Third Party  Offer,  the  Minority  Stockholders  shall
deliver  at  such  closing  (in  exchange  for  the  purchase  price   therefor)
certificates representing all of the Securities owned by them, duly endorsed, free and clear of all liens other than liens that the Third Party or Third Parties have agreed to assume, together with all requisite stock transfer tax stamps attached. If the closing referred to in clause (i) hereof shall not have occurred within 90 days after the Majority Stockholder gives the Transfer Notice (other than by reason of the default of a Minority Stockholder of its obligations hereunder), the Third Party Offer shall at the option of the Minority Stockholders be deemed terminated and the provisions of this Section 3 shall again apply with respect to any renewed or subsequent Third Party Offer; provided that if the delay is caused because of a default by one or more (but less than all) of the Minority Stockholders, no Minority Stockholder not defaulting shall be required to sell its shares in the Drag Along Transaction (without its agreement at the time) if the closing is delayed for more than 30 days after such 90-day period. If the Majority Stockholder is unable to compel the Third Party or Third Parties to include the Securities of the Minority Stockholders in any Tag Along Transaction after the exercise of rights under
Section 3(a)(ii) hereof, then the Majority Stockholder shall not accept such Third Party Offer.

     (iii) If any Tag Along Transaction or Drag Along Transaction requires that an indemnification be made or given by the Minority Stockholders to the Third Party and such indemnification is required to be given by the terms of this Agreement, then the liability of a Minority Stockholder for any such indemnity shall be limited to the dollar amount of proceeds received by such Minority Stockholder in such transaction, except that such indemnification shall not be limited with respect to matters that pertain to the Minority Stockholder directly or its title to the Securities sold. The provisions of this Section 3 shall not apply with respect to any Securities sold or offered for sale by a Minority Stockholder pursuant to Rule 144 promulgated under the Securities Act.

     (iv) No Minority Stockholder shall be required to sell any Securities in a Drag Along Transaction for non-cash consideration; provided, however, that if a Minority Stockholder fails to participate in a Drag Along Transaction, the rights and obligations of such Minority Stockholder thereafter under this Agreement shall be limited to those afforded Minority Stockholders under Sections 7 and 8 to 16 hereof.

     4. Exempt Transfer. Notwithstanding anything in this Agreement to the contrary, each Minority Stockholder that is not a natural person may sell its Securities to any entity or person affiliated with, controlled by, or under common control with such Minority Stockholder without the consent of any other Investment Stockholder or the Company and without being required to first offer such Securities to any Investment Stockholder or the Company. No such sale shall be made unless the person, if any, controlling the purchaser agrees that no further sale of such securities may be effected thereafter by such purchaser (other than to a person or entity who is also affiliated with, controlled by or under common control with the purchaser) without treating such transaction as though it were a Bona Fide Offer. Any such transferee of the Minority Stockholders are referred to herein as "Related Transferees" If any Minority Stockholder transfers any of the Securities held by it to a Related Transferee (or if any Related Transferee subsequently transfers or re-transfers any of such securities to another Related Transferee of such Stockholder), such Related Transferee shall receive and hold the Securities so transferred subject to the provisions of this Agreement, including, without limitation, the obligations hereunder of the Minority Stockholder who originally transferred such securities, as though such securities were still owned by such holder and such Related Transferee shall be deemed an Minority Stockholder for purposes of this Agreement. No Related Transferee shall transfer any Securities except to the prior Stockholder from which such securities were transferred or to another Related Transferee of such prior Stockholder, or as part of a sale of such Related Transferee's securities in accordance with this Agreement. It shall be a condition precedent to any Transfer permitted by this Section 4 that the Related Transferee shall execute and deliver to each party hereto an agreement acknowledging that all Securities transferred or to be transferred to such Related Transferee are and shall be subject to this Agreement and no Transfer by any Minority Stockholder (or by any of such holder's Related Transferees) under

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Section  4(a)  shall  release  such   Stockholder  from  any  of  such  holder's
obligations or liabilities hereunder that occurred prior to the date of such transfer.

     5. Restrictive Legend. Each certificate evidencing shares of capital stock of the Company shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO, AND CAN ONLY BE TRANSFERRED PURSUANT TO THE TERMS OF A STOCKHOLDERS AGREEMENT AMONG CERTAIN HOLDERS OF ITS SECURITIES. A COPY OF SUCH AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY TECHNOLOGY SERVICE GROUP, INC. TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

     6. Term. This Agreement shall terminate as follows:

     (a) Upon the unanimous agreement of all parties hereto who then hold Securities of the Company.

     (b) Upon the happening of any of the following events:

          (i)  At  such  time  as  the  total   number  owned  by  all  Minority
     Stockholders of shares of Common Stock constitutes less than 5% of the total number of shares of outstanding Common Stock (in which event this Agreement will continue to be binding upon the Company and the Majority Stockholder until such time as termination hereof otherwise occurs);

          (ii) A trustee or receiver is appointed for the Company or for the major part of its property and is not discharged within 30 days after such appointment;

          (iii) Bankruptcy, reorganization, arrangement or insolvency proceedings, or other proceedings for relief under any bankruptcy or similar law or laws for the relief of debtors, are instituted against the Company, are consented to or are not dismissed within 60 days after such institution;

          (iv) The Company shall be merged with and into another company that shall be the surviving entity of such merger and whose shares of capital stock shall be listed on a national securities exchange or quoted on the National Association of Securities Dealers, Inc. Automated Quotation System (the "NASDAQ System"); or

          (v) At such time as the Majority Stockholder owns less than 5% of the outstanding Common Stock of the Company (in which event this Agreement shall continue to be binding upon the Company and the Minority Stockholders until such time as termination hereof otherwise occurs).

     (c) Upon the purchase of all the Securities by the Company.

     (d) In any event, not later than ten (10) years from the date of the execution and delivery hereof.

     (e) As to any shares sold by a Minority Stockholder pursuant to Rule 144 promulgated under the Securities Act, with respect to such shares only.

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     7.  Registration  Rights.  A.  Piggyback  Registration.  If at any time the
Company proposes to file a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to an offering by the Company or the Majority Stockholder pursuant to 7B(ii) hereof of any class of equity securities (other than a registration statement (a) on Form S-8 or any successor form to such Form or (b) filed in connection with an exchange offer or an offering of its Common Stock made solely to its existing stockholders in connection with a rights offering or solely to employees of the Company), whether or not for its own account, then the Company shall give written notice of such proposed filing to each of the Investment Stockholders or Minority Stockholders (in the case of a demand pursuant to 7(B)(ii)) at least 30 days before the anticipated filing date of such registration statement. Such notice shall offer each Investment Stockholder or Minority Stockholder (in the case of a demand pursuant to 7(B)(ii)) the opportunity to register for sale such amount of Common Stock as each such holder may request ("Piggyback Registration"). Subject to Section 7C hereof, the Company or Majority Stockholder, as the case may be, shall include in each such Piggyback Registration all Securities requested by Investment Stockholders to be so included in the registration statement for such offering.

     B. Demand Registration. (i) Each Minority Stockholder may request, at any time on or after one year from the Closing Date, on one occasion only for each Minority Stockholder, that the Company use its best efforts to prepare, file and cause to be declared effective by the Commission, a Registration Statement on the proper form, relating to all or a portion of the Common Stock owed by the Minority Stockholders. Such Registration Statement shall reflect a plan of distribution proposed by the Minority Stockholders, but shall not be an underwritten offering. The Company agrees to keep any such Registration Statement effective until the earlier to occur of (a) six months from the original effective date thereof; or (b) the date 45 days after the date that the Minority Stockholders, in the aggregate, own less than 5% of the outstanding Common Stock of the Company. Without the consent of all Minority Stockholders with Securities being registered thereunder, neither the Company, the Majority Stockholder nor any other person or entity may include any securities issued by the Company in any such demand registration statement. Any Minority Shareholder making such a request pursuant to this Section shall give prompt written notice thereof to the other Investment Stockholders. No demand registration shall be considered a demand registration for purposes of this Clause B(i) or Clause D below if such registration statement has not been declared effective (unless it is the fault of the Minority Stockholder who requested such registration that such registration statement has not been declared effective).

     (ii) The Majority Stockholder may request, at any time and from time to time, on or after one year from the Closing Date, that the Company use its best efforts to prepare, file and cause to be declared effective by the Commission, a Registration Statement on the proper form, relating to all or a portion of the Common Stock owed by the Majority Stockholder. Such Registration Statement shall reflect a plan of distribution proposed by the Majority Stockholder. If requested, the Company shall engage an underwriter, reasonably satisfactory to the Majority Stockholder, to effect a distribution of shares of Common Stock owned by the Majority Stockholder. The proceeds of any such sale to the Majority Stockholder shall be net of underwriting discounts and commissions. The Company agrees to keep any such Registration Statement effective until the earlier to occur of (a) six months from the original effective date thereof or (b) such time as the Majority Stockholder owns less than 5% of the outstanding Common Stock of the Company or otherwise requests that such registration be terminated.

     C. Priority on Piggyback Registrations. Any Investment Stockholder participating in any offering by the Company to which Section 7A applies shall furnish such information to the Company as is required by law to be furnished relating to the Investment Stockholder and his plan of distribution for the Common Stock being sold by him. If any such offering pursuant to Section 7A is not an underwriting, then Investment Stockholders may include all or any of their shares of Common Stock as they determine. If the offering pursuant to
Section 7A involves an  underwriting  of Common Stock by the  Company,  then the

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

Company shall cause the managing underwriter of a proposed underwritten offering to permit holders of Securities, requested to be included in the registration for such offering to include all such Securities, as the case may be, on the same terms and conditions as any similar securities, if any, of the Company included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering deliver(s) a written opinion to the holders of Securities that the total amount of securities which such holders, the Company and any other persons or entities having rights to participate in such registration, intend to include in such offering is such as to materially and adversely affect the success of such offering, then the amount of securities to be offered (i) for the account of Investment Stockholders of Securities, as the case may be, on the one hand (allocated pro rata among such holders on the basis of the dollar amount of Securities, as the case may be, requested to be included therein by each such holder), and (ii) for the account of all such other persons or entities (excluding the Company), on the other hand, shall be reduced (to zero if necessary) or limited pro rata in proportion to their respective dollar amounts of Securities requested to be registered to the extent necessary to reduce the total amount of Securities to be included in such offering to the amount recommended by such managing underwriter. If an offering pursuant to
Section 7A involves an underwriting made at the request of the Majority Stockholder pursuant to Section 7B(ii), then the Investment Stockholders agree that, if the managing underwriter for such offering so requests, each Investment Stockholder will reduce the number of shares requested to be included in the offering pro rata on the basis of the total number of Securities then owned by each such Investment Stockholder, whether or not such Securities are initially proposed to be included in the offering, to the extent necessary to reduce the total amount of Securities to be included in such offering to the amount recommended by the managing underwriter.

     D. Limitation on Registration Rights. Notwithstanding any other provision hereof, the Company shall not be required to effect more than one demand registration pursuant to Section 7B hereof in any 365 day period. Notwithstanding any other provision hereof, if the Majority Stockholder makes a demand pursuant to Section 7B(ii) hereof while a Registration Statement is being prepared or distributed pursuant to Section 7(B)(i) hereof, the Registration Statement pursuant to Section 7(B)(i) hereof shall be suspended or withdrawn until such time as the offering pursuant to Section 7(B)(ii) hereof is completed. In such event, the Registration Statement so suspended or withdrawn shall not be counted as a demand under Section 7(B)(i).

     8. Miscellaneous. The Company agrees that any Registration Statement or Prospectus used to effect any registration hereunder shall be prepared by the Company in accordance with applicable law. The expenses of any registration hereunder (including without limitation underwriting fees, transfer taxes, blue sky fees and stock exchange listing fees) shall be borne by the Company; provided, however, that the fees and expenses of any separate counsel to a holder of Securities shall be borne by such holder and underwriting or brokerage discounts and commissions shall be paid by such holder. The Company and the Investment Stockholders agree that any agreement relating to the distribution of Securities hereunder shall include reasonable and customary indemnification and contribution provisions, including those relating to any underwriter.

     9. Remedies. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for breach of the provisions of this Agreement and that any Investment Stockholder shall be entitled, in its sole discretion, to apply to any court of competent jurisdiction for specific performance or injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement, in addition to its remedies at law.

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

     10. Notices. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, sent by telex or mailed by certified mail, return receipt requested:

     To the Company at

     20 Mansell Court East
     Suite 200
     Roswell, Georgia 30076
     Attention: President;

     To the Stockholders at the address for each set forth on the signature page of this Agreement;

     or at such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notice shall be effective when so personally delivered, one business day after being sent by telex or five days after being mailed.

     11. Modification, Amendment, Waiver. No modification amendment or waiver of any provision of this Agreement shall be effective unless approved in writing by each of the parties hereto. The failure of any party at any time to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the rights of the party thereafter to enforce the provisions of this Agreement in accordance with its terms.

     12. Arbitration. Any and all disputes arising out of, under, in connection with, or relating to this Agreement (including, without limitation, valuation disputes) shall be finally settled by arbitration in the City of New York, or in such other place as the parties hereto agree, in accordance with the rules then in effect of the American Arbitration Association. The board of arbitrators shall be composed of three arbitrators, each being qualified to make evaluations of the kind under dispute. Each of the parties to such arbitration shall appoint one arbitrator and the two arbitrators so appointed shall appoint the third arbitrator within thirty days after their appointment. If either party fails to appoint its arbitrator within fifteen days after written request by the other party, either party may request the President of the American Arbitration Association to make such appointment within fifteen days after such request to the President. The arbitration award shall be final and binding on the parties and may include costs, including attorneys' fees. Any arbitration award may be enforced in any court having jurisdiction over the party against which enforcement is sought.

     13. Entire Agreement. This document embodies the entire agreement and understanding between and among the parties hereto with respect to the subject matter hereof, and supersedes and preempts any prior understandings, agreements, or representations by or among the parties, written or oral, that may have related to the subject matter hereof.

     14. Successors and Assigns. This Agreement will bind and inure to the benefit of and be enforceable by the parties and their respective permitted successors and assigns.

     15. Counterparts. This Agreement may be executed in separate counterparts, each of which will be an original and all of which taken together will constitute one and the same Agreement.

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

     16. APPLICABLE LAW. ALL QUESTIONS CONCERNING THIS AGREEMENT WILL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARDS TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                          TECHNOLOGY SERVICE GROUP, INC.

                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:


                                          WEXFORD PARTNERS FUND, L.P.

                                          By:  Wexford Capital L.P.

                                               By:   Wexford Capital Corporation
                                          Address:   411 West Putnam Avenue,
                                                     Suite 125
                                                     Greenwich, CT 06830

                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:

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


                                          ACOR, S.A.

                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:
                                          Address:  17, rue du Colisee
                                                    Paris, France 75008


                                          FIRLANE BUSINESS CORP.

                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:
                                          Address:  P.O. Box 202
                                                    1211 Geneva 12
                                                    Switzerland


                                          A.T.T. IV, N.V.

                                          By:   Applied Telecommunications
                                                Technologies, Inc., as
                                                Attorney-in-Fact

                                          By:
                                             -----------------------------------

                                                    Authorized Signatory
                                          Address:  20 William Street
                                                    Wellesley, MA 02181



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